Supplement to Citizens Trust 1997 Annual Report

On page 63, at the bottom of the page, insert the following:

The above audit statement from Tait, Weller & Baker inadvertently omitted mention of the Citizens Index Portfolio in the first sentence. The financial statements and financial highlights of the Citizens Index Portfolio were audited by Tait, Weller & Baker along with the other portfolios of Citizens Trust.